                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 20, 2004
                                                         -----------------

                              UNITED CAPITAL CORP.
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                             1-10104                04-2294493
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)

9 Park Place, Great Neck, New York                                      11021
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (516) 466-6464
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

            Item 7.   Financial Statements, Pro Forma Financial Information
                      and Exhibits.
                      -----------------------------------------------------

            (c)         Exhibits

                        Exhibit No.             Exhibits
                        -----------             --------

                        99.1          Press  Release  of  United  Capital  Corp.
                                      dated February 20, 2004.

            Item 12.  Other Events and Required FD Disclosure
                      ---------------------------------------

            On February 20, 2004, United Capital Corp. (American Stock Exchange:
AFP), issued a press release announcing its results of operations for the twelve months and fiscal quarter ended December 31, 2003.

            The text of a press  release  issued  by  United  Capital  Corp.  is furnished as Exhibit 99.1 and is incorporated herein by reference.

            Exhibit No.    Exhibits
            -----------    --------

            99.1           Press Release of United Capital Corp.  dated February
                           20, 2004.

                                    SIGNATURE
                                    ---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED CAPITAL CORP.

Dated: February 23, 2004                 By:  /s/ Anthony J. Miceli
                                              ----------------------------------
                                              Name:  Anthony J. Miceli
                                              Title: Vice President, Chief
                                                     Financial Officer
                                                     and Secretary